January 2016 NASDAQ: PULM Engineering the Future for Inhaled Therapeutics Exhibit 99.1

Disclaimers & Forward Looking Statements This presentation contains forward-looking statements. Forward-looking statements may be identified by the use of forward-looking terms such as “anticipates,” “assumes,” “believes,” “can,” “could,” “estimates,” “expects,” “forecasts,” “guides,” “intends,” “is confident that,” “may,” “plans,” “seeks,” “projects,” “targets,” and “would” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance, are based on current expectations of future events and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including risks that we will not have sufficient working capital, that we will have delays in obtaining, or we will be unable to obtain, FDA or other regulatory approvals for our products, unable to establish collaborations, or that our products will not be commercially viable, among other risks. Additional information about the risk factors that may affect the realization of forward-looking statements is set forth in our filings with the Securities and Exchange Commission (SEC) including our quarterly report on Form 10-Q for the period ended September 30, 2015. Investors and security holders are urged to read these documents free of charge on the SEC’s website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Pulmonary Disease Market: Opportunity for Better Therapeutics Drugs for Pulmonary Disease: Unmet Patient Need Lung delivery High % of drug misses target Local/systemic side effects Systemic Delivery Poor delivery of drug to lung tissue Systemic toxicity limits dose Select Products: Address millions of patients and broad range of diseases Cowen & Co. Therapeutic Categories Outlook, Feb 2014 GlobalData.com $33 BB + Market by 20191 Asthma: $6.6B in 20141 COPD: $5B in 20142 IPF: $830M in 2015(f)2 CF: ~$300M in 2014

Enhanced lung delivery via iSPERSE engineered particle platform High percent of drugs to the lung Reduced systemic toxicities Pulmatrix: Unlocking full potential of inhaled drugs $33 BB + Market by 20191 Select Products: Address millions of patients and broad range of diseases Pulmonary Disease Market: Opportunity for Better Therapeutics Asthma: $6.6B in 20141 COPD: $5B in 20142 IPF: $830M in 2015(f)2 CF:~$300M in 2014 Cowen & Co. Therapeutic Categories Outlook, Feb 2014 GlobalData.com

iSPERSE Pipeline Product Class Indication Formulation/Feasibility Non-Clinical Phase 1 Phase 2 Addressable Market PUR0200 LAMA COPD $7.9 BB by 20191 PUR1900 Anti-fungal Cystic Fibrosis Allergic/invasive Asp. infection Enter clinic 2016 20k patients >5M patients PUR1500 Anti-fibrotic Idiopathic pulmonary fibrosis Select API 2016 240k patients Pulmatrix-Celdara Medical: Fast Track SBIR to develop novel biologic for IPF Mylan R&D collaboration (QD LAMA) Intracanozole Intracanozole Cowen & Co. Therapeutic Categories Outlook, Feb 2014

iSPERSE Technology Platform: Enabling High Value Product Opportunities

iSPERSE Technology Platform:

- Small, dense, dispersible, and respirable salt-containing particles
- Enabling efficient lung delivery of high drug loads
- Flexible formulation concepts enable small molecules, anti-infectives and biologics



505(b)2 Reformulation for Inhalation

PUR1900
- Anti-fungal
- 5.0 MM - addressable market
- Phase 1b in Cystic fibrosis 2H 2016

PUR1500
- Anti-fibrotic
- IPF market projected >$3B peak

Branded Generics of Inhaled Drugs

PUR0200
- LAMA for COPD
- 22 MM – EU addressable market
- 35 MM – US addressable market
- EU Mylan partnership
- Clinical data 1H 2016

NCEs for Respiratory Disease

CM-YJH01
- Idiopathic pulmonary fibrosis
- 240,000 - addressable market

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pulmatrix

PUR1900: Inhaled Anti-Fungal for CF First Inhaled Antifungal for CF Target indications: Eradication or suppression of pulmonary fungal infections in CF Steroid sparing therapy for Allergic Bronchopulmonary Aspergillosis (ABPA) Drug Product Profile Itraconazole Inhalation Powder Spray dried powder of itraconazole with iSPERSE excipients Capsule based inhaler One or two capsules per dose Daily dosing or less Development Overview Non-clinical safety studies on going 7-day studies complete; 28-day GLP studies initiated Phase 1/1b studies in 2H 2016 Simple, Easy to Use Device Cowen and Steinbach (2008) Eukaryotic Cell 5(7) Inhibits Fungal Cell Wall Synthesis

Opportunity to Develop PUR1900 for Multiple Indications Pulmonary Aspergillus infections cause allergic, chronic and invasive diseases, each with significant unmet need Early opportunities focused on rare and orphan indications with efficient development options Phase 1/2 plan centered on fungal infections in CF 7 12 200 4837 3000 6500 Asp. - Aspergillus ABPA – Allergic Bronchopulmonary Aspergillosis SAFS - Severe asthma with fungal sensitization Annual burden >14 million patients across all indications >800,000 deaths annually

Existing Anti-Fungals are Limited by PK and Side Effects Poor oral bioavailability and lung penetration in CF patients Extensive drug-drug interactions Substrate and inhibitor of CYP3A4 21 drug classes contraindicated Frequent GI side effects associated with oral dosing Sermet-Gaudelus et al AAC (2001) 46:6 Conway et al. JAC (2004) 53:5 PUR1900 overcomes limitations of existing anti-fungals High local concentrations in excess of fungal inhibitory concentrations Low plasma concentrations limit DDI concerns Avoidance of GI delivery and absorption reduces systemic side effects Itraconazole levels in CF patients with oral dosing Target level

PUR1900 Achieves High Lung and Low Plasma Exposure Repeat aerosol dosing of PUR1900 achieves 3x lung concentration over oral dosing at 25% the dose in pre-clinical evaluation Significantly lower systemic exposure with PUR1900 after both single and repeat doses Low level of systemic accumulation with PUR1900 relative to oral dosing

PUR1900 CF Value Proposition Aggressive market penetration in CF expected due to high patient compliance and preference with commensurate pricing (ex Tobi Podhaler, Pulmozyme) Beyond CF: Multiple other rare/orphan indications served with same inhaled drug product E.g. Chemotherapy patients, transplant patients in a prophylactic regimen Total addressable market size = 5.0MM patients (all indications & prophylactic dosing) Indication Cystic Fibrosis Class Anti-infective Active Ingredient Itraconazole Dosing Once daily, Inhaled Device Dry Powder Inhaler Regulatory Path US 505(b)2; Rare/orphan status Development Status Phase IB data in CF patients in 2H16 Addressable Market Size 20,000 patients

iSPERSE for IPF Recently approved drugs energized field Nintedanib and Pirfenidone Despite efficacy, significant unmet need remains GI side effects and oral bioavailability may limit tolerability, use and efficacy Possible to evaluate inhaled PK and target specificity to assess potential for locally acting drug Critical need for inhaled options to overcome side effects and enable drugs against new targets Product opportunities for Pulmatrix in 505(b)2 and NCE PUR1500: repurposing approved small molecule target for inhalation Celdara collaboration on novel biologic with extensive preclinical data

PUR1500: Anti-Fibrotic for IPF Idiopathic Pulmonary Fibrosis (IPF) Rare disorder afflicting approximately 130,000 patients in the US; 40,000 deaths per year and approximately 110,000 patients in Europe 1-3 Fibrotic scarring leads to reduced lung function and mortality within 2-5 years Drug Product Profile Dry powder anti-fibrotic in iSPERSE matrix targeting an approved MOA for IPF molecules Chronic therapy for preventing or slowing progression of fibrosis iSPERSE enables consistent delivery of high lung drug loads needed for efficacy Local targeting overcomes GI or systemic side effects Anticipated Program Milestones Disclose selected API 1H 2016 Pre-clinical PK and PD studies using established models in progress Precedent pre-clinical and Phase 1 stage deals for promising IPF programs (ex $444M Galecto deal with BMS 2014) 1. www.coalitionforpf.org 2. “Idiopathic Pulmonary Fibrosis” http://ghr.nlm.nih.gov/condition/idiopathic-pulmonary-fibrosis. 3. “Idiopathic Pulmonary Fibrosis” http://www.nhlbi.nih.gov/health/health-topics/top/ipf/.

iSPERSE Technology Platform: Enabling High Value Product Opportunities

iSPERSE Technology Platform:

- Small, dense, dispersible, and respirable salt-containing particles
- Enabling efficient lung delivery of high drug loads
- Flexible formulation concepts enable small molecules, anti-infectives and biologics



505(b)2 Reformulation for Inhalation	Branded Generics of Inhaled Drugs	NCEs for Respiratory Disease

PUR1900
- Anti-fungal
- 5.0 MM - addressable market
- Phase 1b in Cystic fibrosis 2H 2016

PUR1500
- Anti-fibrotic
- IPF market projected >$3B peak

PUR0200
- LAMA for COPD
- 22 MM – EU addressable market
- 35 MM – US addressable market
- EU Mylan partnership
- Clinical data 1H 2016

CM-YJH01
- Idiopathic pulmonary fibrosis
- 240,000 - addressable market

14

pulmatrix

PUR0200: Bronchodilator for COPD Low Mid High Drug Product Profile Branded generic iSPERSE version of a marketed $5B WW once daily LAMA bronchodilator Uses commercially available capsule-based passive DPI device Commercial scale capsule based device Clinical PD Data in COPD Patients Black circles show a matching patient benefit of iSPERSE vs marketed product at 80% lower dose of inhaled drug

PUR0200 PK Data from COPD Patients: Cmax/AUC Bioequivalence Plasma levels increase with dose and with similar kinetics At lowest iSPERSE dose, matched Cmax with lower AUC Q1 2016 Trial: Evaluating slight variations in particle size and particle size distribution around the 1/6th reference dose Matching Cmax at 1/6 reference dose Triple exposure at ½ reference dose

PUR0200 Clinical Design To Define Bioequivalent Formulation Targets Single dose PK study in HNV Primary outcomes: plasma PK Seven period cross-over design 42 subjects 5 PUR0200 formulations 2 periods of reference administration Formulation parameters designed to encompass reference product Study start Jan 2016 PUR0200 formulations Define relationship of formulation parameters and Cmax/AUC Establish formulation strength, lung dose and particle size to achieve equivalence to reference Primary dataset to inform pivotal BE study

PUR0200 Fast Follower: Significant Near-Term Market Potential Drug Class Muscarinic antagonist (bronchodilator) Dosing profile Once daily, inhaled Regulatory Path EU PK Bioequivalence Development Status Clinical trial Q1 2016 Addressable Market Size (2019)* 22MM Data from next PK Bioequivalence study triggers Mylan negotiating option to EU rights US development & commercialization rights are not covered by the Mylan agreement; ongoing conversations with interested partners for US rights US estimated prevalent cases of COPD (2019)* = 35MM; US sales $2.9B (2014) * GlobalData epidemiological forecast (estimated prevalent cases of COPD)

Pulmatrix: Building Future Value

505(b)2 Reformulation for Inhalation	Branded Generics of Inhaled Drugs	NCEs for Respiratory Disease

PUR1900
- Anti-fungal
- 5.0 MM - addressable market
- Phase 1b in Cystic fibrosis 2H 2016

PUR1500
- Anti-fibrotic
- IPF market projected >$3B peak

PUR0200
- LAMA for COPD
- 22 MM – EU addressable market
- 35 MM – US addressable market
- EU Mylan partnership
- Clinical data 1H 2016

CM-YJH01
- Idiopathic pulmonary fibrosis
- 240,000 - addressable market

A Wide Range of Opportunities

Reformulation for Inhalation

Profile: Lung delivery for fast onset PK to overcome GI limited drug absorption and PK

iSPERSE enables: High efficiency lung delivery with low GI exposure

Assessing non-respiratory disease indications requiring fast onset action

NCEs for Respiratory Disease

Profile: Novel compounds to address high unmet need in COPD, CF and IPF

iSPERSE enables: High drug loading and targeted lung delivery to maximize efficacy

Evaluating multiple existing, development stage pharma compounds

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pulmatrix

Pulmatrix Team: A History of Biotech Success Terry McGuire BOD Investor (AIR, Cubist, Ironwood) Robert Clarke, PhD CEO (12+ years) (AIR, Alkermes) Steve Gillis, PhD BOD Investor (Immunex, Bluebird) Kurt Graves BOD Independent (Vertex) Michael Higgins BOD-Audit Chair (Genzyme) Scott Rocklage, PhD BOD Investor (Cubist, Pearl) Board of Directors Management David Hava, PhD CSO (9+ years) (Harvard) Bill Duke, MBA CFO (Genzyme, Valeritas) Mark Iwicki Chairman (Civitas, Sepracor)

Share Statistics Trading Symbol PULM Total Shares Outstanding 14.5 million Financials Cash on Hand At Sep. 30, 2015 $22 million Runway based on anticipated expenses Mid-2017 Cap Structure Insider Ownership 57% Key Financial Data

Anticipated Near Term Milestones PUR0200 Jan 2016 Initiate pilot BE PK study in EU Q2 2016 Clinical data from pilot BE PK study Q4 2016 Initiate development towards pivotal BE study with partner PUR1900 Jan 2016 Initiate GLP non-clinical safety program supporting Phase 1 Q2 2016 Completion of GLP non-clinical safety studies Q3 2016 Submission of CTA for Phase 1/1b clinical study 2H 2016 Initiate single ascending dose Phase 1/1b study in HNV/CF Q1 2017 Report data from Phase 1/1b clinical program 2H 2017 Initiate Phase 2 clinical study in US PUR1500 Q1 2016 PK/PD pre-clinical studies in progress Q2 2016 Identify lead PUR1500 formulation for advancement

Pulmatrix Investment Opportunity High Value Pipeline Inhaled anti-fungal for Cystic Fibrosis Inhaled anti-fibrotic for Idiopathic Pulmonary Fibrosis Clinical-stage COPD candidate (R&D collaboration with Mylan) Proprietary iSPERSE Technology Engineered particles enable highly efficient delivery of drugs to the lungs Small molecules to biologics Strong IP provides protection into 2030s Funded into 2017 $22 million in cash (as of Sep. 30, 2015) Funds current pipeline beyond critical clinical and corporate milestones Experienced Leadership Track record for building successful biopharma/respiratory companies

January 2016 NASDAQ: PULM Engineering the Future for Inhaled Therapeutics